Exhibit 99.1

Cornerstone Bancshares, Inc. Announces 1st Quarter 2010 Financial Results

CHATTANOOGA, Tenn.--(BUSINESS WIRE)--April 23, 2010--Cornerstone Bancshares, Inc. (OTC Bulletin Board: CSBQ) today announced the following:

Cornerstone Bancshares, Inc. (“Cornerstone”) reported positive net income for the first quarter 2010 of $344,000, or $0.5 per diluted share. This represents an increase of 111.8 percent compared to the first quarter of 2009’s loss of $(2.9) million or $(0.45) per share. Cornerstone saw a 12.8 percent increase in its net interest margin driven by top-line interest revenue growth and lower interest expense. Cornerstone added $1.0 million to the loan loss provision to fund identified loan impairments, and this amount represents a decrease compared to the first quarter of 2009. Other growth and performance ratios are included in the attached financial tables.

Total assets increased 16.7 percent to $562.1 million at March 31, 2010, up $80.6 million from $481.5 million at March 31, 2009. Loans totaled $325.9 million as of March 31, 2010, compared with $379.0 million as of March 31, 2009, a decrease of 14.0 percent. The Bank increased its security portfolio to $150.6 million as of March 31, 2010, from $52.3 million as of March 31, 2009, an increase of 190 percent. These changes allowed the Bank to greatly increase the reliability and amount of its liquidity. This was funded with an increase of the Bank’s deposits to $429.2 million as of March 31, 2010 from $349.9 million as of March 31, 2009, an increase of 22.7 percent.

As of March 31, 2010, Cornerstone Community Bank (“Bank”) returned to a well-capitalized status, as a result of the Bank’s reduced risk profile and growth of its total capital account generated by net income for the current quarter.

“Given the aggressive steps we’ve taken over the past year to improve our loan credit quality and to reshape our balance sheet, we’re especially pleased to record a profit this first quarter,” said Cornerstone President and CEO Frank Hughes. “Our directors and officers own more than 20 percent of Cornerstone’s common shares and are fully engaged and invested to keep Cornerstone tracking in the right direction.”

Cornerstone’s allowance for loan losses was $6.8 million or 2.1 percent of total loans as of March 31, 2010, compared to $5.9 million or 1.8 percent as of December 31, 2009. Nonperforming assets were $17.2 million or 3.1 percent of total assets at March 31, 2010, compared to $17.9 million or 3.4 percent at December 31, 2009. Net charge-offs were $160,000 for the first quarter of 2010, compared to $5.6 million for the fourth quarter of 2009. Cornerstone has seen a leveling off of loan deterioration in the Chattanooga, Tennessee MSA and has experienced a slight decrease in non-performing assets.

“In this ever-changing economy, Cornerstone remains steadfast in our commitment to provide exceptional products, service and value for each and every one of our customers,” said Hughes. “These fundamental tenets and our solid earnings footprint will serve as the foundation on which Cornerstone will build, to take full advantage of the opportunities that lie ahead.”

Cornerstone is a one-bank holding company, with $560 million in assets, serving the Chattanooga, Tennessee MSA, with five branches throughout Chattanooga and one loan production office in Dalton, Georgia. Locally owned and locally operated, Cornerstone specializes in providing a comprehensive range of customized financial solutions for businesses and individuals.

Certain of the statements made in this release may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements, including statements regarding the intent, belief or current expectations of Cornerstone and its management regarding the company’s strategic directions, prospects and future results, involve certain risks and uncertainties. Certain factors may cause actual results to differ materially from those contained in the forward-looking statements, including economic and other conditions in the markets in which Cornerstone operates, governmental regulations, the company’s competitive environment, cyclical and seasonal fluctuations in its operating results, and other risks discussed in Cornerstone’s Form 10-K and other filings with the Securities and Exchange Commission.

Cornerstone Bancshares Inc.
First Quarter Financial Highlights
March 31, 2010 and 2009
(Unaudited)

(Amounts in thousands, except per share data)	2010	2009	% Change
Balance Sheet Data at March 31
Total assets	$562,064	$481,545	16.7
Interest-earning assets	533,989	467,568	14.2
Loans	325,948	378,993	(14.0)
Other real estate owned	8,241	2,476	232.8
Deposits	429,198	349,892	22.7
Interest-bearing liabilities	102,256	95,947	6.6
Shareholders' equity	28,583	33,707	(15.2)
Loan to deposit ratio	75.94%	108.32%	(29.9)
Tier 1 Leverage Ratio (Bank)	5.65%	7.32%	(22.8)
Total Risk-Based Capital Ratio (Bank)	10.01%	10.07%	(0.6)
Outstanding shares (000s)	6,500	6,500	0.0
Book value per share	$4.40	$5.62	(21.7)
Tangible book value per share	$4.00	$4.75	(15.8)
Market value per share as of Mar 31	$2.70	$4.74	(43.0)

Loan Quality Data
Nonaccruing loans	8,468	$8,620	(1.8)
Loans past due 90 days – accruing	-	-	-
Net charge-offs	160	2,458	(93.5)
Allowance for loan losses	6,760	12,885	(47.5)
Allowance for loan losses to total loans	2.07%	3.40%
Nonperforming assets to total assets	2.97%	2.30%

Performance Data for the First Quarter
Net income	344	(2,912)	111.8
Return on average assets	0.26%	-2.48%
Return on average equity	4.80%	-31.54%
Net interest margin	3.64%	3.61%
Per share data:
Net income – basic	$0.05	$(0.45)
Net income – diluted	$0.05	$(0.45)
Dividends	$-	$0.07
Average shares (000s):
Basic	6,500	6,500
Diluted	6,500	6,500

Cornerstone Bancshares Inc.
Loan Loss Allowance and Asset Quality Review

	2010	2009
	First	Fourth	Third	Second	First
(Amounts in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter

Allowance for loan losses
Balance at beginning of period	$5,905	$7,398	$7,383	$12,885	$9,618
Provision for loan losses	1,015	4,150	3,390	1,634	5,725
Net charge-offs	$(160)	$(5,643)	$(3,375)	$(7,136)	$(2,458)
Balance at end of period	$6,760	$5,905	$7,398	$7,383	$12,885

As a % of loans	2.07%	1.75%	2.12%	2.05%	3.40%
As a % of nonperforming loans	79.83%	80.24%	91.47%	55.11%	149.48%
As a % of nonperforming assets	39.34%	32.98%	46.58%	40.21%	113.50%

Net charge-offs as a % of loans (a)	0.20%	6.70%	3.87%	7.92%	2.59%

Risk element assets
Nonaccruing loans	$8,468	$7,360	$8,088	$13,397	$8,620
Loans past due 90 days – accruing	-	-	-	-	-
Total nonperforming loans	8,468	7,360	8,088	13,397	8,620
Repossessed assets	473	217	98	181	256
Other real estate owned	8,241	10,327	7,695	4,783	2,476
Total nonperforming assets	$17,183	$17,904	$15,881	$18,361	$11,352

Loans past due 30-89 days	$6,588	$5,027	$19,062	$9,636	$9,224

Nonperforming loans as a % of loans	2.60%	2.19%	2.32%	3.71%	2.27%
Nonperforming assets as a % of loans and other real estate owned	5.14%	5.16%	4.45%	5.02%	2.98%

Total Loans	325,948	336,692	349,050	360,615	378,993

(a) Annualized

Cornerstone Bancshares Inc.
Net Interest Margin Analysis
Taxable Equivalent Basis
	Three months ended
	March 31
(Amounts in thousands)
Assets	2010			2009
	Average	Income/	Yield/	Average	Income/	Yield/
Earning assets:	Balance	Expense	Rate	Balance	Expense	Rate
Loans, net of unearned income	$330,024	$5,948	7.31%	$383,739	$6,442	6.73%
Investment securities	134,834	1,129	3.62%	53,082	414	3.58%
Other earning assets	45,528	24	0.21%	13,960	8	0.00%
Total earning assets	510,386	$7,101	5.70%	450,781	$6,864	6.16%
Allowance for loan losses	(5,993)			(9,138)
Cash and other assets	29,919			28,419
TOTAL ASSETS	$534,312			$470,062

Liabilities and Shareholder's Equity

Interest bearing liabilities:
Interest bearing demand deposits	$27,908	$30	0.44%	$28,823	$26	0.36%
Savings deposits	8,727	11	0.51%	7,818	10	0.50%
MMDA's	23,718	57	0.97%	33,056	80	0.97%
Time deposits of $100,000 or more	79,714	427	2.17%	59,628	529	3.56%
Time deposits of $100,000 or less	227,320	1,257	2.24%	165,618	1,466	3.55%
Federal funds purchased and securities sold under agreements to repurchase	23,637	35	0.61%	24,550	54	0.88%
Other borrowings	72,306	779	4.37%	71,433	706	3.96%
Total interest bearing liabilities	463,330	2,596	2.27%	390,926	2,871	2.95%
Net interest spread		$4,505	3.43%		$3,993	3.22%
Noninterest bearing demand deposits	48,211			43,064
Accrued expenses and other liabilities	(5,897)			(854)
Shareholders' equity	28,669			36,926
TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY	$534,312			$470,062
Net yield on earning assets			3.64%			3.61%

Taxable equivalent adjustment:
Loans		0			0
Investment securities		74			60
Total adjustment		74			60

Cornerstone Bancshares Inc.
Quarterly Earnings Summary

	(Unaudited)
	2010	2009				Q1-10 /
	First	Fourth	Third	Second	First	Q1-09
	Quarter	Quarter	Quarter	Quarter	Quarter	% Chg
Interest Income
Loans, including fees	$5,948	$5,907	$6,018	$6,035	$6,442	(7.7)
Investment securities	1,129	683	358	386	397	184.5
Other	24	20	30	7	25	(5.7)
Total interest income	7,101	6,610	6,406	6,428	6,864	3.5
Interest expense
Deposits	1,782	2,075	1,971	1,979	2,111	(15.6)
Short-term borrowings	128	-	108	125	73	74.7
FHLB advances	687	687	687	687	687	0.0
Total interest expense	2,596	2,762	2,766	2,791	2,871	(9.6)
Net interest income	4,505	3,848	3,640	3,637	3,993	12.8
Provision for loan losses	1,015	4,150	3,390	1,634	5,725	(82.3)
Net interest income after the provision for loan losses	3,490	(302)	250	2,003	(1,732)	(301.5)
Noninterest income
Customer Service Fees	342	370	417	435	408	(16.2)
Other non-interest income	31	28	29	52	28	9.8
(Loss) on sale of assets	(53)	(1,035)	(262)	(150)	(173)	(69.6)
Gain on sale of securities	-	-	-	394	-	NM
Total noninterest income	320	(637)	184	730	263	21.7
Noninterest expense
Salaries and employee benefits	1,633	1,642	1,623	1,848	1,857	(12.0)
Net Occupancy and equipment	355	371	383	388	407	(12.7)
Other operating expense	1,328	1,918	1,274	1,537	1,029	29.0
Total noninterest expense	3,316	3,931	3,279	3,773	3,293	0.7
Income (loss) before income taxes	493	(4,870)	(2,845)	(1,040)	(4,761)	NM
Income tax (benefit) expense	150	(1,904)	(1,145)	(437)	(1,850)	NM
Net income (loss)	$344	$(2,965)	$(1,700)	$(603)	$(2,911)	NM
Net income (loss) per share:
Basic	$0.05	$(0.46)	$(0.26)	$(0.09)	$(0.45)	NM
Diluted	$0.05	$(0.46)	$(0.26)	$(0.09)	$(0.45)	NM
Average basic shares (000s)(1)	6,500	6,500	6,500	6,500	6,500	0.1
Average diluted shares (000s)(1)	6,500	6,500	6,500	6,500	6,500	(0.2)
Performance Ratios
Return on average equity	4.80%	-38.13%	-20.71%	-7.12%	-31.54%	NM
Return on average assets	0.26%	-2.28%	-1.39%	-0.52%	-2.48%	NM
Net interest margin	3.64%	3.24%	3.18%	3.35%	3.61%	(9.2)
Average equity	28,669	31,104	32,838	33,857	36,926	3.4
Average assets	534,312	519,520	488,870	459,645	470,062	7.3
Average interest-earning assets	510,386	499,047	454,058	438,461	450,781	5.7

NM=Not Material
(1) The 2009 average number of common shares outstanding have been retroactively adjusted to reflect two stock dividends that occurred during 2009.

Cornerstone Bancshares Inc.
Loan Stratification

	2010		2009
(Amounts in thousands)	First	% of	First	% of	% Dollar
	Quarter	Total	Quarter	Total	Change
Non-residential real estate
Owner occupied	$76,016	23.3	$85,015	22.4	(10.6)
Non-owner occupied	74,690	22.9	67,166	17.7	11.2
Multi-family real estate	13,172	4.0	15,764	4.2	(16.4)
Construction	6,318	1.9	14,886	3.9	(57.6)
Commercial land and lot development	33,121	10.2	53,005	14.0	(37.5)
Total non-residential real estate	203,317	62.4	235,836	62.2	(13.8)
Residential real estate
Owner-occupied – 1-4 family	48,351	14.8	44,833	11.8	7.8
Home equity lines	10,073	3.1	13,381	3.5	(24.7)
Total residential real estate	58,424	17.9	58,214	15.4	0.4
Total real estate loans	261,741	80.3	294,050	77.6	(11.0)

Commercial	54,814	16.8	77,017	20.3	(28.8)
Agricultural & other	6,013	1.8	2,564	0.7	134.5
Consumer	3,380	1.0	5,362	1.4	(37.0)
Total loans, net of unearned fees	$325,948	100.0	$378,993	100.0	(14.0)

Cornerstone Bancshares Inc.
Consolidated Balance Sheets

	Unaudited
	March 31	December 31,
ASSETS	2010	2009

Cash and due from banks	$55,068,317	$38,202,205
Cash and cash equivalents	55,068,317	38,202,205

Securities available for sale	150,520,500	124,415,318
Securities held to maturity	129,150	135,246
Federal Home Loan Bank stock, at cost	2,322,900	2,229,200
Loans, net of allowance for loan losses of $6,760,484 at March 31, 2010 and $5,905,054 at December 31, 2009	319,187,929	330,787,382
Bank premises and equipment, net	7,783,678	8,098,059
Accrued interest receivable	1,981,123	1,520,699
Goodwill and amortizable intangibles	2,575,753	2,579,211
Foreclosed assets	8,240,322	10,327,297
Other assets	14,254,948	14,109,769
Total Assets	$562,064,620	$532,404,386

LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits:
Noninterest-bearing demand deposits	$46,844,104	$41,971,956
Interest-bearing demand deposits	38,594,782	26,533,329
Savings deposits and money market accounts	31,191,149	31,029,587
Time deposits of $100,000 or more	115,386,130	91,064,094
Time deposits of less than $100,000	197,181,620	214,143,147
Total deposits	429,197,785	404,742,113
Federal funds purchased and securities sold under agreements to repurchase	29,956,284	26,321,885
Federal Home Loan Bank advances and line of credit	72,300,000	72,350,000
Accrued interest payable	387,987	351,360
Other liabilities	1,639,667	801,549
Total Liabilities	533,481,723	504,566,907

Stockholders' Equity
Preferred stock - no par value; 2,000,000 shares authorized; no shares issued	-	-
Common stock - $1.00 par value; 10,000,000 shares authorized; 6,709,199 issued in 2010 and 2009; 6,500,396 outstanding in 2010 and 2009	6,500,396	6,500,396
Additional paid-in capital	21,181,339	21,162,686
Retained earnings	768,641	424,854
Accumulated other comprehensive income	132,521	(250,457)
Total Stockholders' Equity	28,582,897	27,837,479
Total Liabilities and Stockholders' Equity	$562,064,620	$532,404,386

Cornerstone Bancshares Inc.
Consolidated Statements of Income

	Unaudited
	Three months ended
	March 31
	2010	2009
INTEREST INCOME
Loans, including fees	$5,948,246	$6,442,106
Investment securities	1,129,279	396,958
Federal funds sold & other earning assets	23,661	25,051
Total interest income	7,101,186	6,864,115

INTEREST EXPENSE
Time deposits of more than $100,000	546,026	529,176
Other deposits	1,235,724	1,581,615
Federal funds purchased and securities sold under agreements to repurchase	35,415	54,049
Other borrowings	779,197	705,836
Total interest expense	2,596,362	2,870,676

Net interest income before provision for loan losses	4,504,824	3,993,439
Provision for loan losses	1,015,000	5,725,000
Net interest income / (loss) after the provision for loan losses	3,489,824	(1,731,561)

NONINTEREST INCOME
Customer service fee	341,914	408,143
Other noninterest income	30,922	28,174
Net (losses) from sale of loans and other assets	(52,691)	(173,203)
Total noninterest income	320,145	263,114

NONINTEREST EXPENSE
Salaries and employee benefits	1,633,344	1,856,560
Net occupancy and equipment expense	355,183	406,700
Depository insurance	247,337	61,726
Other operating expense	1,080,617	967,757
Total noninterest expense	3,316,481	3,292,743

Income / (loss) before provision for income taxes	493,488	(4,761,190)
Provision for income taxes	149,701	(1,849,687)

NET INCOME / (LOSS)	$343,787	$(2,911,503)

EARNINGS / (LOSS) PER COMMON SHARE
Basic net income / (loss) per common share	$0.05	$(0.45)
Diluted net income / (loss) per common share	$0.05	$(0.45)

DIVIDENDS DECLARED PER COMMON SHARE	$-	$0.07

Cornerstone Bancshares Inc.
Consolidated Statement of Changes in Stockholders' Equity - Unaudited
For the three months ended March 31, 2010

			Additional		Other	Total
	Comprehensive	Common	Paid-in	Retained	Comprehensive	Stockholders'
	Income	Stock	Capital	Earnings	Income	Equity

BALANCE, December 31, 2009		$6,500,396	$21,162,686	$424,854	$(250,457)	$27,837,479
Employee compensation stock option expense		-	18,653	-	-	18,653
Comprehensive income
Net income	$343,787	-	-	343,787	-	343,787
Other comprehensive income, net of tax:
Unrealized holding gains on securities available for sale, net of reclassification adjustment	382,978	-	-	-	382,978	382,978
Total comprehensive income	$726,765
BALANCE, March 31, 2010		$6,500,396	$21,181,339	$768,641	$132,521	$28,582,897

CONTACT:
Cornerstone Bancshares, Inc.
Frank Hughes, President and CEO, 423-385-3009